EXHIBIT 99.02
Versant Contact:
Jerry Wong
Chief Financial Officer
Versant Corporation
1-800-VERSANT
650-232-2400

Versant Announces 2012 Strategic Roadmap with Launch
of New Long-Term Product Development Plans

Creating Enhanced Big Data and In-database Analytics Software to Enable the Real-time Enterprise

Redwood City, CA / USA - December 1, 2011 - Versant Corporation (Nasdaq: VSNT), a worldwide leader in developing key data management software infrastructure for complex, mission critical applications, today announced its strategic 2012 product roadmap, which will focus on extending Versant's proven ability to provide strategic data solutions for large, distributed systems to emerging Big Data-based, real-time application opportunities.

Driven by the growing ubiquity of mobile devices and smart sensors, the commoditization of computing power and storage, and the exponential growth in raw data, unprecedented business opportunities are emerging for enterprises to harness vast stores of information and become highly agile, data-driven organizations. Versant plans to make significant investments in new product developments for dedicated Big Data analytics software in order to create analytic applications for this new era of the smart and intelligent “real-time enterprise.” This strategic initiative will include efforts to develop application programming interfaces and server technologies specifically geared toward enhancing an enterprise's ability to ingest and manage vast amounts of structured and unstructured data and analyze very large data sets with near real-time capabilities.

Carl Olofson, Research Vice President, Database Management and Data Integration Software, IDC states: "One dimension of the Big Data movement that is still evolving has to do with the management of rapidly growing sets of data in complex structures. Versant has a solid heritage in providing transparent support for complex database structures for C++ and Java applications. The initiative represents Versant's serious commitment to build upon that experience and expertise with new technology specifically designed to address this key, under-served dimension of Big Data."

Versant's strategic roadmap currently includes plans to develop the following technology components in 2012 and future years:

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A real-time data ingestion framework, to help developers to connect large data streams directly with the analytics server, reducing unwanted network I/O overhead and allowing real-time data feeds to be transformed and managed in the database. Traditionally, ingesting the data required to connect via a client API to the database server created unnecessary overhead that can significantly limit the database's capability to perform at a high rate.

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A flexible, server side analytics framework, to allow data analysts to embed algorithmic queries and execute other processes, such as graph analysis, as close to data stores as possible, and transfer results back to a client process. Running these algorithms close to the data is particularly critical for achieving near real-time performance with large data sets.

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A highly scalable NoSQL storage engine, optimized for multi-core server architectures and horizontal scale-out capabilities on commodity server hardware. Most traditional database systems today support either horizontal or vertical scale-out architecture, but not both. Versant believes that combining the two models will create an architecture that can take advantage of massive multi-core servers and allow enterprises to do more with less hardware.

•
An industry standard-compliant client API based on the Java Persistence API (JPA). The first available component of this client API is the Versant Java Persistence API, a pure Java client for the NoSQL Versant Database Server, the persistence tier for analytical Big Data applications. A code preview of Versant JPA is available for download in the Versant Developer Community (community.versant.com). Versant JPA is the first Big Data persistence API based on a well-established Java industry standard. It provides a programmatic foundation to implement real-time and predictive analytics with very large data sets. Supporting JPA also allows developers to use existing coding skills, like Hibernate and other object to relational mapping tools.

Bernhard Woebker, Versant's CEO said: “Over the past decade, Versant has worked closely with many of the world's largest organizations to develop scalable, mission critical enterprise applications. Our new investments will focus on taking our technology foundation into new and exciting applications and markets. We believe these efforts can provide the foundation for tomorrow's data driven analytics solutions that are required in order to benefit from the new opportunities in leveraging Big Data for real-time information.”

Dirk Bartels, Versant's VP Product Strategy, added: “The market and technical requirements for enterprise software infrastructure technologies are rapidly changing, driven by the need for data-driven solutions for the real-time enterprise. Unlike traditional business intelligence and database technologies, which separate online transaction processing and batch-oriented analytical processes, these new types of applications, such as network or traffic control systems, or modeling and simulation, must be capable of handling orders-of-magnitude more data in near real time. Versant's development plans are aimed at introducing a new system architecture to address next generation performance, scalability, and complexity requirements.”

About Versant Corporation
Versant Corporation (NASDAQ: VSNT) is an industry leader in specialized data management software, which helps companies to handle complex information in environments that have high performance and high availability requirements. Using the Versant Object Database, customers cut hardware costs, speed and simplify development, significantly reduce administration costs, and deliver products with a strong competitive edge. Versant's solutions are deployed in a wide array of industries, including telecommunications, financial services, transportation, manufacturing, and defense. With over 150,000 installations, Versant has been a highly reliable partner for over 15 years for Global 2000 companies such as Ericsson, Verizon, Siemens, and Financial Times, as well as the US Government.  For more information, call 650-232-2400 or visit www.versant.com.

Forward Looking Statements Involve Risks and Uncertainties
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and is subject to the safe harbor created by those sections. These forward-looking statements include the statements in this press release regarding (i) Versant's plans for new product and technology developments for dedicated Big Data analytics software, and its specific component development objectives and (ii) Versant's belief that these development efforts can result in the creation of solutions useful in the commercial exploitation of Big Data for real-time information. Forward-looking statements contained in this press release are based on our assessment of current industry and technological trends and our assessment of the current development capabilities of Versant and third parties and may prove to be incorrect. Investors are cautioned that any such forward-looking statements are not guarantees of Versant's future performance or any other matters and involve very significant risks and uncertainties, including without limitation risks arising from (i) Versant's potential inability to successfully complete its product and technology development objectives or to complete them on a timely basis in order to meet market demand, (ii) future changes in Versant's product development plans (whether in response to industry trends, technological difficulties, expenses or other factors); and (iii) changes in computing requirements that adversely affect demand for the products and technologies Versant plans to develop. The forward-looking statements contained in this press release are made only as of the date of this press release, and Versant assumes no obligation to publicly update any forward-looking statement. Investors are cautioned not to place undue reliance on forward-looking statements. Information concerning factors that could adversely affect our business and results can be found in the Company's filings with the Securities and Exchange Commission, including without limitation the Company's most recent Annual Report on Form 10-K for the year ending October 31, 2010, its reports on Form 10-Q and its reports on Form 8-K.
Versant is a registered trademark or trademark of Versant Corporation in the United States.